Research and Development	12 Months Ended
Dec. 31, 2012
Research and Development [Abstract]
Research and Development
Research and Development

(Millions)	2012	2011	2010
Research and development – total	$468	$443	$406
Less depreciation on research facilities	15	15	14
Research and development – net	$453	$428	$392

On January 28, 2013, PPG completed the separation of its commodity chemicals business and the merger of the subsidiary holding the PPG commodity chemicals business with a subsidiary of Georgia Gulf, as discussed in Note 25, “Separation and Merger Transaction”. Net research and development costs associated with the commodity chemicals business and excluded from the table above were $2 million for each of the years ended December 31, 2012, 2011, and 2010, respectively. These expenses are included in "Income from discontinued operations, net of tax."